                                                                    Exhibit 23.3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report related to Highland Towers Acquisition dated November 19, 2004 in the Registration Statement (Form S-11 No. 333-00000) and related Prospectus of Global Signal Inc. for the registration of 3,190,000 shares of its common stock.

                              /s/ Ernst & Young LLP

Charleston, West Virginia
December 21, 2004